UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
January 12, 2018
Date of Report (Date of earliest event reported)
THE PNC FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
The Tower at PNC Plaza
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2401
(Address of principal executive offices, including zip code)
(888) 762-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.
On January 12, 2018, The PNC Financial Services Group, Inc. (“the Corporation”) issued a press release regarding the Corporation's earnings and business results for fourth quarter and full year 2017. In connection therewith, the Corporation provided supplementary financial information on its web site. A copy of the Corporation's supplementary financial information is included in this Report as Exhibit 99.1 and is furnished herewith.
Item 8.01 Other Events
On January 12, 2018, The PNC Financial Services Group, Inc. (“the Corporation”) held a conference call for investors regarding the Corporation’s earnings and business results for fourth quarter and full year 2017. The Corporation provided electronic presentation slides on its web site used in connection with the related investor conference call. Copies of the electronic presentation slides are included in this Report as Exhibit 99.2 and are furnished herewith.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The exhibits listed on the Exhibit Index accompanying this Form 8-K are furnished herewith.

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Financial Supplement (unaudited) for the Fourth Quarter 2017	Furnished herewith
99.2	Electronic presentation slides for earnings release conference call	Furnished herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)
Date:	January 12, 2018	By:	/s/ Gregory H. Kozich
Gregory H. Kozich
Senior Vice President and Controller